POWER OF ATTORNEY



     The undersigned officers and trustees of FRANKLIN TEMPLETON FUND MANAGER (the "Registrant"), hereby appoint MARK H. PLAFKER, HARMON E BURNS, DEBORAH R. GATZEK, KAREN L. SKIDMORE AND LARRY L. GREENE(with full power to each of them to act alone) as attorney-in-fact and agent, in all capacities, to execute, and to file any of the documents referred to below relating to the Notification of Registration on Form N-8A registering the Registrant as an investment company under the Investment Company Act of 1940, as amended, and the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, including any and all amendments thereto, covering the registration of the Registrant as an investment company and the sale of shares by the Registrant, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and trustees hereby execute this Power of Attorney as of this 18th day of September, 1995.


/s/ Rupert H. Johnson, Jr.                  /s/ Charles B. Johnson
Rupert H. Johnson, Jr.,                     Charles B. Johnson,
Principal Executive Officer                 Trustee
and Trustee

/s/ Frank H. Abbot, III                     /s/ Harris J. Ashton
Frank H. Abbott, III,                       Harris J. Ashton,
Trustee                                     Trustee

/s/ S. Joseph Fortunato                     /s/ David W. Garbellano
S. Joseph Fortunato,                        David W. Garbellano,
Trustee                                     Trustee

/s/ Frank W. T. LaHaye                      /s/ Gordon S. Macklin
Frank W. T. LaHaye,                         Gordon S. Macklin,
Trustee                                     Trustee

/s/ Martin L. Flanagan                      /s/ Diomedes Loo-Tam
Martin L. Flanagan,                         Diomedes Loo-Tam,
Principal Financial Officer                 Principal Accounting
                                            Officer